REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT, dated as of February 18, 2005, between INCENTRA SOLUTIONS, INC., a Nevada corporation (the "Company"), and Alfred Curmi ("Curmi").

                               W I T N E S S E T H:


         WHEREAS, pursuant to the terms of an Agreement and Plan of Merger dated as of February 18, 2005 (the "Merger Agreement") by and among the Company, Curmi, Star Solutions of Delaware, Inc., a Delaware corporation and Incentra Merger Corp., a Delaware corporation, the Company has agreed to issue to Curmi such number of shares of Common Stock, $.001 par value, of the Company (the "Common Stock") as determined pursuant to the Merger Agreement and upon conversion of the Convertible Promissory Note dated as of the date hereof (the "Note") by the Company in favor of Curmi in the original principal amount of $2,500,000; and

         WHEREAS,   as  a  condition   precedent  to  the  consummation  of  the
transactions contemplated by the Merger Agreement, the Company has agreed to provide certain registration rights pursuant to the terms of this Agreement;

         NOW,   THEREFORE,   in   consideration  of  the  mutual  covenants  and
obligations hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. DEFINITIONS. For purposes of this Agreement, capitalized terms used herein shall have the meanings set forth in the preambles hereto and in this
Section 1.

                  1.1 "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  1.2 "COMMON STOCK" shall mean the common stock, par value $.001 per share, of the Company or, in the case of a conversion, reclassification or exchange of such shares of such Common Stock, shares of the stock issued or issuable in respect of such shares of Common Stock, and all provisions of this Agreement shall be applied appropriately thereto and to any stock resulting therefrom.

                  1.3 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute enacted hereafter, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  1.4 "EXISTING RIGHTS AGREEMENTS" shall mean (i) the warrant agreements originally dated as of October 10, 2000 between the Company and the Original Warrantholders for the purchase of an aggregate of 800,000 shares of Common Stock and any warrant agreement executed and delivered by the Company upon the registration or transfer of any warrants evidenced by such warrant agreements, (ii) the Registration Rights Agreement dated as of October 10, 2000 between the Company and Equity Pier LLC, (iii) the warrant agreement

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between the Company and Equity Pier LLC dated  February 28, 2001,  (iv) the Form
SB-2 filed on or about June 29, 2004, and (v) the Registration Rights Agreement between the Company and former ManagedStorage International, Inc. shareholders dated August 18, 2004.

                  1.5 "HOLDER" shall mean any holder of Registrable Securities and any Person having the right to acquire Registrable Securities, and any transferee or assignee thereof in accordance with Section 8 of this Agreement; provided, however, that any Person who acquires any of the Registrable Securities in a distribution pursuant to a registration statement filed by the Company under the Securities Act or pursuant to a public sale under Rule 144 under the Securities Act or any similar or successor rule shall not be considered a Holder.

                  1.6 "INITIATING HOLDERS" shall mean Holders representing (on a fully diluted basis) at least fifty-one percent (51%) of the total number of Registrable Securities outstanding at any point of determination.

                  1.7 "ORIGINAL WARRANTHOLDERS" shall mean Hawke Company Ltd, Tillgrove Investments Ltd and Notel Group Limited.

                  1.8 "PERSON" shall mean any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

                  1.9 "REGISTER", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement with the Commission in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement by the Commission.

                  1.10 "REGISTRABLE SECURITIES" shall mean (A) the shares of Common Stock issued to Curmi and/or his designee(s) pursuant to the Merger Agreement, (B) the shares of Common Stock issuable or issued upon conversion of all or any portion of the principal and/or accrued interest under the Note, (C) any stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares of Common Stock referred to in clause (A) and/or clause (B); provided, however, that such shares of Common Stock shall only be treated as Registrable Securities hereunder if and so long as they have not been sold in a registered public offering or have not been sold to the public pursuant to Rule 144 under the Securities Act or any similar or successor rule.

                  1.11 "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in compliance herewith, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, the reasonable fees and expenses (subject to documentation thereof) of one counsel for all Holders and Other Stockholders that offer securities being sold pursuant to the Existing Rights Agreements selected by them, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

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                  1.12  "SECURITIES  ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute enacted hereafter, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  1.13 "SELLING EXPENSES" shall mean all underwriting discounts and commissions applicable to the sale of Registrable Securities.

         2. REQUESTED REGISTRATION.

                  2.1 REQUEST FOR REGISTRATION. At any time after March 1, 2006 (such date being hereinafter referred to as the "Demand Date"), if the Company shall receive from Initiating Holders a written request that the Company effect any registration with respect to Registrable Securities the Company will:

                           (a) promptly give written notice of the proposed registration to all other Holders; and

                           (b)  as  soon  as  practicable,  use  all  reasonable
                  efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under the blue sky or other state securities laws requested by Initiating Holders and appropriate compliance with applicable regulations issued under the Securities Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request given within thirty (30) days after receipt of such written notice from the Company; provided, that the Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 2:

                                    (i) in any particular  jurisdiction in which
                           the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder;

                                    (ii) less than  ninety  (90)  calendar  days
                           after the effective date of any other registration declared or ordered effective other than a registration on Form S-3 or Form S-8;

                                    (iii) if,  while a  registration  request is
                           pending pursuant to this Section 2, the Company determines, in the good faith judgment of the Board of Directors of the Company, with the advice of counsel, that the filing of a registration statement would require the disclosure of non-public material information the disclosure of which would have a material adverse effect on the Company or would otherwise materially adversely affect a financing, acquisition, disposition, merger or other significant

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                           transaction  involving the Company, the Company shall
                           deliver a certificate to such effect signed by its President to the proposed selling Holders and the
                           Company   shall   not  be   required   to   effect  a
                           registration pursuant to this Section 2 until the earlier of (A) three (3) days after the date upon which such material information is disclosed to the public or ceases to be material or (B) 90 days after the Company makes such good faith determination; provided, however, that the Company shall not utilize this right more than once in any twelve month period; or

                                    (iv)  except  as set forth in  Section  2.5,
                           after the second such  registration  pursuant to this
                           Section 2.1 has been declared or ordered effective.

         Subject to the foregoing clauses (i), (ii), (iii) and (iv), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders.

                  2.2 ADDITIONAL SHARES TO BE INCLUDED. The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Sections 2.4 and 3.3 below, include (a) other securities of the Company (the "Additional Shares") which are held by (i) officers or directors of the Company who, by virtue of agreements with the Company, are entitled to include their securities in any such registration or (ii) other persons who, by virtue of agreements with the Company, including the Existing Rights Agreements, are entitled to include their securities in any such registration (the "Other Stockholders"), and (b) securities of the Company being sold for the account of the Company.

                  2.3 UNDERWRITING.

                           (a) If the  Initiating  Holders  intend to distribute
                  the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2 and the Company shall include such information in the written notice to other Holders referred to in Section 2.1 above. The right of any Holder to registration pursuant to this Section 2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein and subject to the limitations provided herein. A Holder may elect to include in such underwriting all or a part of the Registrable Securities he holds.

                           (b) The Company  shall  (together  with all  Holders,
                  officers, directors and Other Stockholders proposing to distribute their securities through such underwriting) negotiate and enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders, which underwriter(s) shall be reasonably acceptable to the Company.

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                  2.4 LIMITATIONS ON SHARES TO BE INCLUDED.  Notwithstanding any
other provision of this Section 2, if the representative of the underwriters advises the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated in the following order of priority: first, among the Holders,
in  proportion,  as  nearly  as  practicable,   to  the  respective  amounts  of
Registrable Securities which they had requested to be included in such registration; second, among the Other Stockholders that offer securities being sold pursuant to the Existing Rights Agreements, in proportion, as nearly as practicable, to the respective amounts of Additional Shares which they had requested to be included in such registration pursuant to the Existing Rights Agreements or such other proportion among the Other Stockholders as otherwise provided in the Existing Rights Agreements; third, to the Company for securities being sold for its own account; and thereafter, the number of shares that may be included in the registration statement and underwriting shall be allocated among all officers or directors or remaining Other Stockholders, in each case in proportion, as nearly as practicable, to the respective amounts of Additional Shares which they had requested to be included in such registration at the time of filing the registration statement. If the Company or any Holder, officer, director or Other Stockholder who has requested inclusion in such registration as provided above disapproves of the terms of any such underwriting, such Person may elect to withdraw such Person's Registrable Securities or Additional Shares therefrom by written notice to the Company and the underwriter and the Initiating Holders. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall also be withdrawn from such registration. No Registrable Securities or Additional Shares excluded from such registration by reason of such underwriters' marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with this
Section 2.4, the Company or underwriter or underwriters selected as provided above may round the number of Registrable Securities of any Holder which may be included in such registration to the nearest 100 shares. Notwithstanding anything contained in this Agreement to the contrary, the Holders shall have priority over all other Persons with respect to the inclusion of any securities in any registration requested pursuant to this Section 2.

                  2.5 ADDITIONAL DEMAND REGISTRATION. If with respect to the last registration permitted to be exercised by the Holders of Registrable Securities under Section 2.1, the Holders are unable to register all of their Registrable Securities because of the operation of Section 2.4 hereof, such Holders shall be entitled to require the Company to effect one additional registration to afford the Holders an opportunity to register all such Registrable Securities. Such additional registration shall again be subject to the provisions of this Section 2, including this Section 2.5.

         3. COMPANY REGISTRATION.

                  3.1 At any time after March 1, 2006, if the Company shall determine to register under the Securities Act any of its equity securities or securities convertible into equity securities either for its own account or the account of a security holder or holders exercising any demand registration rights, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Commission Rule 145 transaction, or a registration on Form S-4 or S-8, or the Registration Statement of the Company on Form SB-2 filed on or about June 29, 2004, (or any successor forms thereto), the Company will:

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                           (a)  promptly  give to  each  Holder  written  notice
                  thereof  (which shall include a list of the  jurisdictions  in
                  which  the  Company   intends  to  attempt  to  qualify   such
                  securities under the applicable blue sky or other state securities laws); and

                           (b) include in such registration (and, subject to Section 2.1(b)(i), any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or request, made by any Holder within thirty (30) days after receipt of the written notice from the Company described in clause (a) above, except as set forth in Section 3.3 below. Such written request may specify all or a part of a Holder's Registrable Securities.

                  3.2 UNDERWRITING. If the registration of which the Company gives notice pursuant to Section 3.1 is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3.1(a). The right of any Holder to registration pursuant to this Section 3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and any officers, directors or Other Stockholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company. A Holder may elect to include in such underwriting all or a part of the Registrable Securities he holds.

                  3.3 LIMITATIONS ON SHARES TO BE INCLUDED. Notwithstanding any other provision of this Section 3, if the representative of the underwriters of an offering described in Section 3.2 advises the Company in writing that marketing factors require a limitation or elimination on the number of shares to be underwritten, the representative may (subject to the allocation priority set forth below) limit the number of or eliminate the Registrable Securities to be included in the registration and underwriting pursuant to this Section 3. The Company shall so advise all holders of securities requesting registration in such offering, and the number of shares of securities that are entitled to be included in such registration and underwriting shall be allocated in the following order of priority: first, if such underwritten offering shall have been initiated by the Company for the sale of securities for its own account, to the Company for securities being sold for its own account; second, among the Other Stockholders that offer securities being sold pursuant to the Existing Rights Agreements, in proportion, as nearly as practicable, to the respective amounts of such Additional Shares which they had requested to be included in such registration pursuant to the Existing Rights Agreements or such other proportion among the Other Stockholders as otherwise provided in the Existing Rights Agreements; third, among the Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities which they had requested to be included in such registration; and fourth, if such registration shall not have been initiated by the Company, to the Company for securities being sold for its own account; and thereafter, the number of shares that may be included in the registration statement and underwriting shall be allocated among all officers or directors or remaining Other Stockholders, in each case in proportion, as nearly as practicable, to the respective amounts of Additional Shares which they had requested to be included in such

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registration at the time of filing the registration  statement. If any Holder of
Registrable Securities or any officer, director or Other Stockholder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall also be withdrawn from such registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

         4. EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Sections 2, 3 or 4 of this Agreement shall be borne by the Company, except that Selling Expenses shall be borne pro rata by each Holder in accordance with the number of shares sold.

         5. REGISTRATION PROCEDURES.

                  5.1 In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof and will, at its expense:

                           (a) prepare and file with the Commission a registration statement with respect to such Registrable
                  Securities and use all reasonable efforts to cause such registration statement to become effective,

                           (b)  use  all   reasonable   efforts   to  keep  such
                  registration effective for a period of 180 days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that the Company will keep such registration effective for longer than 180 days if the costs and expenses associated with such extended registration are borne by the selling Holders;

                           (c) prepare and file with the Commission such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                           (d) furnish  such number of  prospectuses  (including
                  preliminary prospectuses) and other documents incident thereto, including any amendment (and post-effective amendments) of or supplement to the prospectus, as a Holder from time to time may reasonably request;

                           (e)  promptly   notify  each  seller  of  Registrable
                  Securities covered by such registration statement and the underwriters, if any, at any time:

                                    (i) when the  prospectus  or any  prospectus
                           supplement or post-effective amendment has been filed, and, with respect to the registration statement or any post-effective amendment, when the same has become effective;

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                                    (ii) of any  request by the  Commission  for
                           amendments  or   supplements   to  the   registration
                           statement  or  the   prospectus  or  for   additional
                           information;

                                    (iii) of the issuance by the  Commission  of
                           any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose;

                                    (iv) if at any time the  representations and
                           warranties   of  the   Company   set   forth  in  the
                           underwriting agreement cease to be true and correct;

                                    (v) of the  receipt  by the  Company  of any
                           notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding such purpose; and

                                    (vi) when a prospectus  relating  thereto is
                           required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

                           (f) use  reasonable  efforts to obtain the withdrawal
                  of any order suspending the effectiveness of the registration statement at the earliest possible time;

                           (g) promptly  incorporate in a prospectus  supplement
                  or post-effective amendment such necessary information as the underwriters and the Holders of a majority of the Registrable Securities being sold in connection with an underwritten offering reasonably request to have included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the amount of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-

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                  effective  amendment  as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

                           (h) use all reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders, subject to Section 2.1(b)(i);

                           (i) List all such Registrable  Securities  registered
                  in such registration on each securities exchange or automated quotation system on which the Common Stock of the Company is then listed;

                           (j) Provide a transfer  agent and  registrar  for all
                  Registrable Securities and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

                           (k) Make  available  for  inspection by any seller of
                  Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney or accountant retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers and directors to supply all information reasonably requested by any such seller, underwriter, attorney or accountant in connection with such registration statement;

                           (l) Furnish to each  selling  Holder  upon  request a
                  signed counterpart, addressed to each such selling Holder, of

                                    (i) an opinion of counsel  for the  Company,
                           dated the effective date of the registration statement in form reasonably acceptable to the Company and such counsel, and

                                    (ii)   "comfort"   letters   signed  by  the
                           Company's independent public accountants who have examined and reported on the Company's financial statements included in the registration statement, to the extent permitted by the standards of the American Institute of Certified Public Accountants, covering such matters as are customarily covered in opinions of issuer's counsel and accountants' "comfort" letters delivered to underwriters in underwritten public offerings of securities;

                                    (iii)  Furnish to each  selling  Holder upon
                           request a copy of all documents filed with and all correspondence from or to the Commission in connection with any such offering; and

                           (m) Make available to its security  holders,  as soon
                  as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

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

                  5.2 It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the Holders proposing to register Registrable Securities shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and their intended method of distribution of such Registrable Securities as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

                  5.3 In connection with the preparation and filing of each registration statement under this Agreement, the Company will give the Holders on whose behalf such Registrable Securities are to be registered and their underwriters, if any, and their respective counsel and accountants, the opportunity to review such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each such Holder such access to the Company's books and records and such opportunities to discuss the business of the Company with its officers, its counsel and the independent public accountants who have certified the Company's financial statements, as shall be necessary, in the opinion of such Holders or such underwriters or their respective counsel, in order to conduct a reasonable and diligent investigation within the meaning of the Securities Act.

         6. INDEMNIFICATION.

                  6.1 INDEMNIFICATION BY THE COMPANY. The Company will indemnify each Holder, each of its officers, directors and partners, and each person controlling such Holder, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each Person who controls any underwriter, against all claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners, and each Person controlling such Holder, each such underwriter and each Person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission made in reliance upon and based upon written information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein.

                  6.2 INDEMNIFICATION BY THE HOLDERS. Each Holder will, if Registrable Securities held by him are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company (other than such Holder) or such underwriter within the meaning of the Securities Act and the rules and regulations thereunder, each other such Holder and each of their officers, directors and partners, and each Person controlling such Holder or other stockholder, against all claims, losses, damages, expenses and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, each of its directors and officers, each underwriter or control Person, each other Holder and each of their officers, directors and partners and each Person controlling such Holder or other stockholder for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein.

                  6.3 NOTICES OF CLAIMS, PROCEDURES, ETC. Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at the Indemnified Party's sole expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 7 unless such failure is prejudicial to the ability of Indemnifying Party to defend such claim or action. Notwithstanding the foregoing, such Indemnified Party shall have the right to employ its own counsel in any such litigation, proceeding or other action if (i) the employment of such counsel has been authorized by the Indemnifying Party, in its sole and absolute discretion, or (ii) the named parties in any such claims (including any impleaded parties) include any such Indemnified Party and the Indemnified Party and the Indemnifying Party shall have been advised in writing (in suitable detail) by counsel to the Indemnified Party either (A) that there may be one or more legal defenses available to such Indemnified Party which are different from or additional to those available to the Indemnifying Party, or (B) that there is a conflict of interest by virtue of the Indemnified Party and the Indemnifying Parties having common counsel, in any of which events, the legal fees and expenses of a single counsel for all Indemnified Parties with respect to each such claim, defense thereof, or counterclaims thereto shall be borne by Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall cooperate to the extent reasonably required and furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

         7. INFORMATION BY HOLDER. Each Holder of Registrable Securities shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

         8. TRANSFER OR ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register securities granted by the Company under this Agreement may be transferred or assigned by a Holder to a transferee or assignee of any Registrable Securities; provided that the Company is given written notice at or prior to the time of said transfer or assignment, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned; and provided further that the transferee or assignee of such rights assumes in writing the obligations of a Holder under this Agreement to the Company and other Holders in effect at the time of transfer under all effective agreements.

         9. EXCHANGE ACT COMPLIANCE. So long as the Company remains subject to the reporting requirements of the Exchange Act, the Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, and will take all actions reasonably necessary to enable holders of Registrable Securities to sell such securities without registration under the Securities Act within the limitation of the provisions of (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, (b) Rule 144A under the Securities Act, as such Rule may be amended from time to time, if applicable or
(c) any similar rules or regulations hereunder adopted by the Commission. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

         10. NO CONFLICT OF RIGHTS. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders in this Agreement. Without limiting the generality of the foregoing, the Company will not hereafter enter into any agreement with respect to its securities which grants or modifies any existing agreement with respect to its securities to grant to the holder of its securities in connection with an incidental registration of such securities equal or higher priority to the rights granted to the Holders under Sections 2 and 3 of this Agreement.

         11. BENEFITS OF AGREEMENT; SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns, legal representatives and heirs. This Agreement does not create, and shall not be construed as creating, any rights enforceable by any other Person.

         12. COMPLETE AGREEMENT. This Agreement constitutes the complete understanding among the parties with respect to its subject matter and supersedes all existing agreements and understandings, whether oral or written, among them. No alteration or modification of any provisions of this Agreement shall be valid unless made in writing and signed, on the one hand, by the Holders of a majority of the Registrable Securities then outstanding and, on the other, by the Company.

         13. SECTION HEADINGS. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         14. NOTICES. All notices, offers, acceptances and other communications required or permitted to be given or to otherwise be made to any party to this Agreement shall be deemed to be sufficient if contained in a written instrument delivered by hand, first class mail (registered or certified, return receipt requested), telecopier or overnight air courier guaranteeing next day delivery, if to the Company, at 1140 Pearl Street, Boulder, Colorado 80302, Attention:
Chief Financial Officer, with a copy to Reed Guest, Esq., 94 Underhill Road, Orinda, CA 94563, and if to Curmi, to 910 Seasage Drive, Delray Beach, FL 33483, with a copy to David Bates, Esq., Gunster, Yoakley & Stewart, P.A., 777 South Flagler Drive, Suite 500, East Tower, West Palm Beach, FL 33401, or at such other address as may have been furnished the Company in writing.

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. Any party may change the address to which each such notice or communication shall be sent by giving written notice to the other parties of such new address in the manner provided herein for giving notice.

         15. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware without giving effect to the provisions, policies or principles thereof respecting conflict or choice of laws.

         16. COUNTERPARTS. This Agreement may be executed in one or more counterparts each of which shall be deemed an original but all of which taken together shall constitute one and the same agreement.

         17. SEVERABILITY. Any provision of this Agreement which is determined to be illegal, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, prohibition or unenforceability without invalidating the remaining provisions hereof which shall be severable and enforceable according to their terms and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            [The remainder of this page is intentionally left blank.]

         IN WITNESS WHEREOF, the parties have signed this Agreement as of the date first set forth above.


                                             INCENTRA SOLUTIONS, INC.

                                             By: /s/Thomas P. Sweeney III
                                                 -------------------------------
                                             Name:  Thomas P. Sweeney III
                                             Title: Chief Executive Officer

                                             CURMI

                                             /s/Alfred Curmi
                                             -----------------------------------
                                             ALFRED CURMI

MIAMI 406162.5

2/14/05

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